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                                                                   Exhibit 23(q)


                                  POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE SEPARATE ACCOUNT TRUST (the "Trust"), a Massachusetts business trust, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the Trust hereby constitutes and appoints Joseph J. Gasper, Paul J. Hondros, James
F. Laird, Jr., Kevin S. Crossett, Dina A. Tantra and Elizabeth A. Davin, and each of them with power to act without the others, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 26th day of July, 2000.

/s/ CHARLES E. ALLEN                         /s/ PAULA CHOLMONDELEY
    --------------------------------------       -------------------------------
    Charles E. Allen, Trustee                    Paula Cholmondeley, Trustee

/s/ C. BRENT DeVORE                           /s/ ROBERT M. DUNCAN
    --------------------------------------       -------------------------------
    C. Brent DeVore, Trustee                     Robert M. Duncan, Trustee

/s/ JOSEPH J. GASPER                         /s/ BARBARA HENNIGAR
    --------------------------------------       -------------------------------
    Joseph J. Gasper, Trustee and Chairman       Barbara Hennigar, Trustee

/s/ PAUL J. HONDROS                          /s/ THOMAS J. KERR, IV
    --------------------------------------       -------------------------------
    Paul J. Hondros, Trustee                     Thomas J. Kerr, IV, Trustee

/s/ DOUGLAS F. KRIDLER                       /s/ DIMON R. McFERSON
    --------------------------------------       -------------------------------
    Douglas F. Kridler, Trustee                  Dimon R. McFerson, Trustee

/s/ ARDEN L. SHISLER                         /s/ DAVID C. WETMORE
    --------------------------------------       -------------------------------
    Arden L. Shisler, Trustee                    David C. Wetmore, Trustee